PARTICIPATION AGREEMENT FOR MEXICO
RELATING TO DISTRIBUTION AGREEMENT BETWEEN
SYMBOL TECHNOLOGIES, LLC., ZEBRA TECHNOLOGIES DO BRASIL – COMÉRCIO DE PRODUTOS DE INFORMÁTICA LTDA., SCANSOURCE, INC., SCANSOURCE LATIN AMERICA, INC., AND CDC BRAZIL DISTRIBUIDORA DE TECHNOLOGIAS ESPECIAIS LTDA.

This participation agreement (“PA”) in entered into by and between:

SYMBOL TECHNOLOGIES, LLC. (formerly known as Symbol Technologies, Inc.), a corporation formed under Delaware law with an office at One Zebra Plaza Holtsville, NY 11742 ("Symbol”);

ZEBRA TECHNOLOGIES DO BRASIL – Comércio de Produtos de Informática Ltda., a company incorporated and organized under the laws of Brazil, with offices at Av. Magalhães de Castro, 4800, sala 72-A, Cidade Jardim, CEP 05676-120, São Paulo, SP (“Zebra Brazil”)

SCANSOURCE, INC., a company incorporated in South Carolina, with its registered office at 6 Logue Court, Greenville, South Carolina 29615;

SCANSOURCE LATIN AMERICA, INC., a ScanSource’s Affiliate incorporated in Florida, whose registered business address is 1935 NW 87 Avenue, Miami, Florida 33172;

CDC BRAZIL DISTRIBUIDORA DE TECHNOLOGIAS ESPECIAIS LTDA., a ScanSource’s Affiliate incorporated and organized under the laws of Brazil, with offices in the City of São José dos Pinhais, State of Paraná, at Avenida Rui Barbosa, 2529, Módulos 11 and 12, Bairro Jardim Ipê, CEP: 83055-320, enrolled with the Taxpayer Register (CNPJ/MF) under No. 05.607.657/0001-35 (“ScanSource Brazil”)

Jointly ScanSource, Inc., ScanSource Latin America, Inc. and ScanSource Brazil will be referred to as “Distributor”.

and

SCANSOURCE DE MEXICO S. DE R.L. DE C.V. (“Participant”), a ScanSource Affiliate incorporated in Mexico, whose registered business address is Calle 4 No. 298, Colonia Franccionamiento Industrial Alce Blanco, Naucalpan de Juarez, Estado de México 53370.

RECITALS

A.
On February 12, 2014 Symbol, Zebra Brazil predecessor and Distributor entered into the MPE Distributor Agreement as further amended by the parties, including the Amendment of even date hereof (the “Agreement”).

B.
Participant stated to Zebra that Participant is a Distributor’s Affiliate incorporated in Mexico and that Participant wishes to enter into this PA to purchase Products pursuant to the Agreement for further resale in Mexico.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.
Participant will be entitled to purchase Products from Zebra pursuant to the Agreement and resell them in Mexico only. Participant will honor and be bound by the Agreement (as amended) as a party thereto. Participant’s purchases of Products from Zebra will be conducted exclusively in accordance with and be subject to the terms and conditions of the Agreement and this PA.

2.
This PA adopts and incorporates by reference all of the terms and conditions of the Agreement. Participant confirms that Participant has reviewed, understands, and agrees with the terms and conditions of the Agreement.

3.	This PA automatically incorporates any future amendments to the Agreement and such amendments will be part of this PA to the extent that the amendments do not conflict with this PA.

4.
Participant hereby represents and warrants to Zebra that Participant is an Affiliate of Distributor and that it is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and have the power and authority to enter into and perform its obligations under this PA.

5.	Except for the express modifications contained herein, the Agreement shall remain in full force and effect in accordance with its terms.

6.
All capitalized terms used in this PA shall have the meanings given to them in the Agreement and its future amendments, unless otherwise expressly indicated in the PA. Notices or other communications required to be given to Participant in regard to this PA shall be sent to ScanSource, Inc.’s address stated herein.

7.	This PA will become effective on the date on which it is signed by Zebra.

IN WITNESS HEREOF, the parties have executed this Participation Agreement under hand on the date first above written.

SYMBOL TECHNOLOGIES, INC.	SCANSOURCE, INC.

By:      /s/ Thomas E. Sheahen        By:     /s/ Buck Baker

Name:    Thomas E. Sheahen        Name:    Buck Baker

Title:    VP NA Channel Sales        Title:    WW President, Barcode/Security

Date:    4/25/16        Date:    7 April 2016

SCANSOURCE LATIN AMERICA, INC.    SCANSOURCE DE MEXICO S. DE R.L. DE C.V.

By:      /s/ Gerald Lyons        By:     /s/ Gerald Lyons

Name:    Gerald Lyons        Name:    Gerald Lyons

Title:    Director        Title:    Board of Managers

Date:    12/4/16        Date:    12/4/16

ZEBRA TECHNOLOGIES DO BRASIL	CDC BRASIL DISTRIBUIDORA DE

– COMÉRCIO DE PRODUTOS DE	TECNOLOGIAS ESPECIAIS LTDA.
INFORMÁTICA LTDA.

By:     /s/ [illegible]        By:     /s/ Gerald Lyons
Name:    [illegible]        Name:    Gerald Lyons
Title:    Director        Title:    Board of Advisors
Date:    12/4/16        Date:    12/4/16